EXHIBIT 10.18

INVESTORS AND REGISTRATION RIGHTS AGREEMENT

by and among

EDGEN GROUP INC.

and

THE INVESTORS NAMED HEREIN

Dated as of [            , 2012]

1.	Definitions		1

2.	Registrable Securities		4

3.	180 Day Registration		4

4.	Incidental Registration		5

	(a)	Right to Include Registrable Securities	5

	(b)	Priority in Incidental Registrations	6

	(c)	Expenses	6

	(d)	Liability for Delay	6

	(e)	Participation in Underwritten Registrations	6

5.	Demand Registration		7

	(a)	Right to Demand Registration	7

	(b)	Number of Demand Registrations	7

	(c)	S-3 Registrations	7

	(d)	Requests for Shelf Registration	7

	(e)	Priority on Demand Registration	8

6.	Registration Procedures		9

7.	Indemnification		11

	(a)	Indemnification by the Company	11

	(b)	Indemnification by the Investors Holding Registrable Securities Which Are Registered	12

	(c)	Conduct of Indemnification Proceedings	12

	(d)	Contribution	13

8.	Restrictions on Public Sale by the Company and Others		14

9.	Public and Underwritten Offerings		14

10.	Rights in Respect of the Board		14

11.	Limitation on Subsequent Registration Rights		15

12.	Miscellaneous		15

	(a)	Amendment; Waiver	15

	(b)	Addresses and Notices	15

	(c)	Further Action	16

	(d)	Binding Nature; Successors and Assigns; Appointment of Representative	16

	(e)	No Third Party Beneficiaries	17

	(f)	Interpretation	17

(g)	Severability	18

(h)	Integration	18

(i)	Governing Law	18

(j)	Submission to Jurisdiction; Waiver of Jury Trial	18

(k)	Counterparts	19

(l)	Remedies	19

(m)	Current Public Information	20

(n)	Recapitalization, Exchange, Etc.	20

- iii -

DEFINED TERMS

180 Day Registration	1, 5
Affiliate	1
Agreement	1
B&L	1
Business Day	2
Class A Common Stock	1, 2
Class B Common Stock	1, 2
Company	1, 2
Confidential Information	2
Damages	12
Demand Registration	2, 7
Demand Registration Request	2, 7
EDG	1, 2
EM II LP	1, 2
Exchange Act	2
Exchange Agreements	1, 2
Exchanges	1, 2
Incidental Registration	2, 6
Initial Public Offering	1, 2
Investor	1
Investors	1, 3
Notice	3, 5
Parties	3
Person	3
Prospectus	3
Public Offering	3
Registrable Securities	3
Registration Expenses	3
Registration Statement	3
Representative	4, 14
S-3 Registration	7
S-3 Registration Request	7
Sale Transaction	4, 16
Securities	4
Securities Act	4
Shelf Registration Statement	4, 8
Shelf Request	4, 8
Special Registration Statement	5
Threshold Amount	5, 14
Underwritten Offering	5
Underwritten Registration	5

- iv -

INVESTORS AND REGISTRATION RIGHTS AGREEMENT

THIS IS AN INVESTORS AND REGISTRATION RIGHTS AGREEMENT, dated as of [            ], 2012 (the “Agreement”), by and among Edgen Group Inc., a Delaware corporation (the “Company”), Edgen Murray II, L.P., a Delaware limited partnership (“EM II LP”), and Bourland & Leverich Holdings LLC, a Delaware limited liability company (“B&L” and, together with EM II LP, the “Investors” ). Each of the Investors are sometimes referred to herein individually as an “Investor”.

WHEREAS, on the date hereof the Company is consummating an initial public offering (the “Initial Public Offering”) of its Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”);

WHEREAS, pursuant to two separate exchange agreements (the “Exchange Agreements”) each Investor shall have the right from time to time to exchange one (1) share of the Company’s Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock”), together with one (1) membership unit of EDG Holdco LLC (“EDG”), for one (1) share of Class A Common Stock (the “Exchanges”);

WHEREAS, the parties hereto desire to provide for certain registration rights with respect to the Class A Common Stock, as well as certain board observer rights, all on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions.

As used in this Agreement, the following capitalized terms shall have the following meanings:

“180 Day Registration” has the meaning set forth in Section 3(a) of this Agreement.

“Agreement” has the meaning set forth in the Preamble to this Agreement.

“Affiliate” has the meaning set forth in Rule 12b-2 of the Rules promulgated under the Exchange Act.

“B&L” has the meaning set forth in the Preamble to this Agreement.

“Business Day” means a day other than a Saturday, Sunday, federal or New York State holiday or other day on which commercial banks in New York City are authorized or required by law to close.

“Class A Common Stock” has the meaning set forth in the Preamble to this Agreement.

“Class B Common Stock” has the meaning set forth in the Preamble to this Agreement.

“Company” has the meaning set forth in the Preamble of this Agreement.

“Confidential Information” means any information concerning the Company and its current or future subsidiaries or the financial condition, business, operations or prospects of the Company and its current or future subsidiaries furnished to an Investor pursuant to Section 10(a); provided that the term “Confidential Information” does not include information that (i) is or becomes generally available to the public other than as a result of a disclosure by the Investor in violation of this Agreement, (ii) is or was available to the Investor on a non-confidential basis or (iii) was or becomes available to the Investor from a source other than the Company.

“Demand Registration” has the meaning set forth in Section 5(a) of this Agreement.

“Demand Registration Request” has the meaning set forth in Section 5(a) of this Agreement.

“EDG” has the meaning set forth in the Preamble to this Agreement.

“EM II LP” has the meaning set forth in the Preamble to this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

“Exchange Agreements” has the meaning set forth in the Preamble to this Agreement.

“Exchanges” has the meaning set forth in the Preamble of this Agreement.

“Incidental Registration” has the meaning set forth in Section 4(a)(1) of this Agreement.

“Initial Public Offering” has the meaning set forth in the Preamble to this Agreement.

“Investors” has the meaning set forth in the Preamble of this Agreement.

“Notice” has the meaning set forth in Section 4(a)(1) of this Agreement.

“Parties” means the Investors and the Company.

“Person” means an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof or any other entity of any kind.

“Prospectus” means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

“Public Offering” means a successfully completed firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act (other than a Special Registration Statement) in respect of the offer and sale of Securities of the Company for the account of the Company.

“Registration Expenses” means the costs and expenses of all registrations and qualifications under the Securities Act, and of all other actions the Company is required to take in order to effect the registration of Registrable Securities under the Securities Act pursuant to this Agreement (including all federal and state registration and filing fees, printing expenses, fees and disbursements of counsel for the Company and the fees and expenses of the Company’s independent public accountants (including the expenses of any special audit and “cold comfort” letters required by or incident to such registration)) other than the costs and expenses of any Investor whose Registrable Securities are to be registered pursuant to this Agreement comprising underwriters’ commissions, brokerage fees, transfer taxes and the fees and expenses of any accountants or other representatives retained by any Investor; provided, however, that the term “Registration Expenses” shall include the fees and expenses of one counsel for the Investors designated by the Investor holding a majority of Registrable Securities being registered, or proposed to be registered, in any offering that is the subject of this Agreement.

“Registration Statement” means any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

“Registrable Securities” means (i) the Class A Common Stock delivered or deliverable to the Investors pursuant to the Exchange Agreements, (ii) any other Security of the Company or any successor thereto (including, without limitation, security of an entity resulting from a reorganization or recapitalization of the Company) into which any such shares of Class A Common Stock are converted or for which any such shares of Class A Common Stock are exchanged and (iii) any other Securities issued or issuable directly or indirectly with respect to the Securities referred to in clauses (i) or (ii) above by way of a dividend, distribution or equity split or in connection with an exchange or a combination of equity interests, recapitalization, reclassification, merger, consolidation or other reorganization. For purposes of this Agreement; provided that the term “Registrable Securities” shall not include securities of an Investor that would otherwise constitute Registrable Securities when (a)(x) a Registration Statement covering such securities has been declared effective under the Securities Act by the SEC and such securities have been disposed of pursuant to such effective Registration Statement and (y) such Investor is not an affiliate (as defined in Rule 144 under the Securities Act) of the Company, (b) the entire amount of such securities proposed to be sold by such Investor in a single sale constitutes less than 1% of the then outstanding shares of Class A Common Stock or (c) such securities have been sold in a sale made pursuant to Rule 144 under the Securities Act and such Investor is not an affiliate (as defined in Rule 144 under the Securities Act) of the Company.

“Representative” has the meaning set forth in Section 10(a) of this Agreement.

“Sale Transaction” has the meaning set forth in Section 11(d)(ii) of this Agreement.

“Securities” means (i) any Class B Common Stock, (ii) Class A Common Stock, (iii) any other equity security of the Company or any successor thereto (including, without limitation, security of an entity resulting from a reorganization or recapitalization of the Company) and (iv) any other equity securities issued or issuable directly or indirectly with respect to the securities referred to in clauses (i) (ii) or (iii) above by way of a dividend, distribution or equity split or in connection with an exchange or a combination of equity interests, recapitalization, reclassification, merger, consolidation or other reorganization.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

“Shelf Request” has the meaning set forth in Section 5(d) of this Agreement.

“Shelf Registration” has the meaning set forth in Section 5(d) of this Agreement.

“Shelf Registration Statement” has the meaning set forth in Section 5(d) of this Agreement.

“Special Registration Statement” means a registration statement on Form S-8 or S-4 or any similar or successor form or any other registration statement relating to an exchange offer or an offering of securities solely to the Company’s employees or security holders or to security holders of a corporation or other entity being acquired by, or merged with, the Company or used to offer or sell a combination of debt and equity securities of the Company in which (i) not more than 10% of the gross proceeds from such offering is attributable to the equity securities and (ii) after giving effect to such offering, the Company does not have a class of equity securities required to be registered under the Securities Exchange Act of 1934, as amended.

“Threshold Amount” has the meaning set forth in Section 10(a) of this Agreement.

“Underwritten Registration” or “Underwritten Offering” means a registration in which securities of the Company are sold to an underwriter for reoffering to the public.

2. Registrable Securities. The securities entitled to the benefits of this Agreement are the Registrable Securities.

3. 180 Day Registration.

(a) The Company shall use its best efforts to cause to be declared effective under the Securities Act, on or prior to [insert the date which is 180 days following the date of the closing of the Initial Public Offering], a registration statement relating to the following (“180 Day Registration”): all Registrable Securities to be delivered to the Investors by the Company in respect of the Exchanges pursuant to the Exchange Agreements (including the transactions constituting the Exchanges) and all other Registrable Securities of the Investors. At any time prior to the filing of the registration statement relating to the 180 Day Registration, the Investors may, at their option, make a Shelf Request (as defined below) and elect to have the Company file a Shelf Registration Statement (as defined below) covering both the 180 Day Registration and the subsequent resale by the Investors pursuant to Rule 415 of the Securities Act of all Registrable Securities to be delivered to the Investors by the Company in respect of the Exchanges pursuant to the Exchange Agreements and all other Registrable Securities of the Investors.

(b) The Company shall be liable for and pay all Registration Expenses in connection with any 180 Day Registration, regardless of whether such registration is effected.

4. Incidental Registration.

(a) Right to Include Registrable Securities. Without in any way limiting the provisions of Section 3, if at any time after completion of the Initial Public Offering, the Company proposes to register any offer or sale of its Securities under the Securities Act (other than on a Special Registration Statement, but expressly including a Demand Registration pursuant to Section 5(a) hereof, an S-3 Registration under Section 5(c) hereof or a Shelf Registration under Section 5(d) hereof), whether or not for sale for its own account on a form and in a manner which would permit registration of the Registrable Securities held by the Investors for sale to the public under the Securities Act, it will give at least 15 Business Days prior written notice (the “Notice”) to all Investors of its intention to file a registration statement under the Securities Act and of each Investor’s rights under this Section 4. Upon the written request of any Investor made within 10 Business Days of the date of the Notice (which request shall specify the aggregate number of the Registrable Securities to be registered and will also specify the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of the offer and sale of all Registrable Securities which the Company has been so requested to register by the applicable Investor (an “Incidental Registration”), to the extent required to permit the public disposition (in accordance with such intended methods thereof) of the Registrable Securities subject to such requests; provided, however, that (i) if, any time after giving written notice of its intention to register the offer and sale of Securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register the Company’s Securities, the Company shall give written notice of such determination to each Investor and, thereupon, shall be relieved of its obligation to register any offer and sale of Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), (ii) if a registration undertaken pursuant to this Section 4 shall involve an Underwritten Offering, any Investor requesting to be included in such registration may elect, in writing any time prior to the effective date of the registration statement filed in connection with such registration, not to register the offer and sale of such Investor’s Registrable Securities in connection with such registration, and (iii) if, at any time after the 180-day or shorter period specified in Section 6(b), the sale of the Securities has not been completed, the Company may withdraw from the registration on a pro rata basis (based on the number of Registrable Securities requested by each Investor to be subject to such registration) of the offer and sale of the Registrable Securities of which the Company has been requested to register and which have not been sold.

(b) Priority in Incidental Registrations. If a registration pursuant to Section 4(a) (other than a Demand Registration, S-3 Registration or Shelf Registration, it being understood the priority for such registrations is set forth in Section 5(e)) involves an Underwritten Offering and the managing underwriter or underwriters advise the Company in writing that, in its or their opinion, the total number of Securities to be included in such registration, including the Registrable Securities requested to be included pursuant to this Section 4, exceeds the maximum number of Securities specified by the managing underwriter or underwriters that may be distributed without materially and adversely affecting the price, timing or distribution of such Securities, then the Company shall include in such registration only such maximum number of Registrable Securities which, in the reasonable opinion of such underwriter or underwriters, can be sold in the following order of priority: (i) first, all of the Securities that the Company proposes to sell for its own account, if any, and (ii) second, the Registrable Securities of the Investor(s) that are requested to be included in such Incidental Registration. To the extent that the Registrable Securities to be included in the Incidental Registration must be allocated among the Investor(s) pursuant to clause (ii) above, such Registrable Securities shall be allocated pro rata among the Investors based on the relative number of Registrable Securities then owned by such Investors; provided, however, that if the Incidental Registration is an Underwritten Offering, the managing underwriter or underwriters may select Registrable Securities for inclusion in such Incidental Registration from the Investors on a basis other than such pro rata basis if, in the reasonable opinion of such underwriter or underwriters, selection on such other basis would be material to the success of the offering.

(c) Expenses. The Company will pay all Registration Expenses in connection with any registration of Registrable Securities requested pursuant to this Section 4.

(d) Liability for Delay. The Company shall not be held responsible for any delay in the filing or processing of a registration statement which includes any Registrable Securities due to requests by Investors pursuant to this Section 4 nor for any delay in requesting the effectiveness of such registration statement.

(e) Participation in Underwritten Registrations. No Investor may participate in any Underwritten Registration hereunder unless such Investor (i) agrees to sell his, her or its Registrable Securities on the basis provided in any underwriting arrangements approved by the persons who have selected the underwriter and (ii) accurately completes in a timely manner and executes all questionnaires, powers of attorney, escrow agreements, underwriting agreements and other documents customarily required under the terms of such underwriting arrangements; provided, however, that no Investor will be required to provide representations and warranties or indemnities or otherwise become subject to liabilities or obligations in any such underwriting agreement that are not customary for investors of its type in such transaction.

5. Demand Registration.

(a) Right to Demand Registration. Subject to Section 5(b) below, each Investor shall be entitled to make a written request (a “Demand Registration Request”) (which Demand Registration Request shall specify the intended number of Registrable Securities to be disposed of by such Investor and the intended method of disposition thereof) to the Company for registration with the Commission under and in accordance with the provisions of the Securities Act of the offer and sale of all or part of the Registrable Securities owned by them (a “Demand Registration”).

(b) Number of Demand Registrations. Each Investor shall be entitled to make three Demand Registration Requests under Section 5(a) above provided that no such Demand Registration Request is made within six months of any Demand Registration. In any Demand Registration, all Registration Expenses shall be borne by the Company.

(c) S-3 Registrations. In addition to the rights under paragraph (a) above and without in any way limiting the rights of the Investors under Section 5(d) below, upon written request (a “S-3 Registration Request”) of an Investor, the Company shall use its best efforts to effect the registration of all or part of the Registrable Securities held by the Investor making a request pursuant to this paragraph (c) (a “S-3 Registration”); provided, however, that the Company shall be obligated to use best efforts to effect a registration requested pursuant to this paragraph (c) only if the Company is then eligible to file the related registration statement on Form S-3 (or any successor form) under the Securities Act. Each Investor shall be entitled to make an unlimited number of S-3 Registration Requests. The Company shall pay all Registration Expenses related to each registration requested pursuant to this Section 5(c). If and to the extent that any Investor shall have, at the time of delivery of the written request referred to in this paragraph, no present intention of selling or distributing such Registrable Securities, the Company shall be obligated to effect the registration of such Registrable Securities of such Investor only if and to the extent, in each case, that such registration is at the time permitted by the applicable statutes or rules and regulations thereunder or the practices of the governmental authority concerned.

(d) Requests for Shelf Registration. At any time after the date hereof, upon the written request of an Investor (each such request, a “Shelf Request”), the Company shall use best efforts to, as promptly as practicable, file a registration statement (which, if permitted, shall be an “automatic shelf registration statement” as defined in Rule 405 under the Securities Act) on Form S-3 providing for the resale pursuant to Rule 415 from time to time of all or part (as specified in the written request of the applicable Investor) of the Registrable Securities held by such Investor (a “Shelf Registration”) (including the prospectus, amendments and supplements to the shelf registration statement or prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such shelf registration statement, the “Shelf Registration Statement”). Without in any way limiting the rights of the Investors under Section 5(c) above, if the Company files any Shelf Registration Statement for its own benefit or for the benefit of the holders of any of its securities other than an Investor, the Company agrees that it shall use its best efforts to include in such Shelf Registration Statement such disclosures as may be required by Rule 430B under the Securities Act in order to ensure that the Investors may be added to such Shelf Registration Statement at a later time through the filing of a prospectus rather than a post-effective amendment. The Company shall use best efforts to cause the Shelf Registration Statement to be declared effective by the SEC as promptly as practicable following such filing. The Company shall maintain the effectiveness of the Shelf Registration Statement for the maximum period permitted by SEC rules. Notwithstanding the foregoing, to the extent any Investor makes a Shelf Request prior to the Company being eligible to register Registrable Securities on Form S-3 (or a successor form) such that the Shelf Registration Statement is not on Form S-3 (or a successor form), such Shelf Request shall be deemed to be a Demand Registration Request for the purposes of Section 5(b) of this Agreement unless such Shelf Request is made pursuant to Section 3(a) above.

(e) Priority on Demand Registration. If any of the Registrable Securities subject to a Demand Registration, an S-3 Registration or a Shelf Registration are to be sold in a firm commitment Underwritten Offering and the managing underwriter or underwriters of a Demand Registration, an S-3 Registration or a Shelf Registration advise the Company and the Investors in writing that in its or their opinion the number of Securities proposed to be sold in such Demand Registration, S-3 Registration or Shelf Registration exceeds the maximum number of shares specified by the managing underwriter that may be distributed without materially and adversely affecting the price, timing or distribution of the Registrable Securities, the Company shall include in such registration only such maximum number of Registrable Securities which, in the reasonable opinion of such managing underwriter can be sold in the following order of priority: (i) first, the Registrable Securities requested to be included in such Demand Registration, S-3 Registration or Shelf Registration, as the case may be, by the Investors pursuant to this Section 5(e) and the other Investors pursuant to Section 4 and (ii) second, the Securities to be offered by the Company in such Demand Registration, S-3 Registration or Shelf Registration. To the extent that the Registrable Securities to be included in the Demand Registration, S-3 Registration or Shelf Registration must be allocated among the Investors pursuant to clause (i) above, such Registrable Securities shall be allocated pro rata among the Investors based on the relative number of Registrable Securities then actually owned by the Investors; provided, however, that if the Demand Registration, S-3 Registration or Shelf Registration is an Underwritten Offering, the managing underwriter or underwriters may select Registrable Securities for inclusion in such Demand Registration, S-3 Registration or Shelf Registration from the Investors on a basis other than on such pro rata basis if, in the reasonable opinion of such underwriter or underwriters, selection on such other basis would be material to the success of the offering.

(f) A Demand Registration, S-3 Registration or Shelf Registration requested pursuant to this Section 5 will not be deemed to have been effected unless it has become effective under the Securities Act; provided, however, that if after a Demand Registration, S-3 Registration or Shelf Registration has so become effective, the offering of Registrable Securities pursuant to such Demand Registration, S-3 Registration or Shelf Registration is terminated, suspended or interfered with (so as to prevent the sale of more than 25% of the Registrable Securities requested to be registered thereunder) by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court, such Demand Registration, S-3 Registration or Shelf Registration Statement will be deemed not to have been effected.

6. Registration Procedures. If and whenever the Company is required to use its best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement (including pursuant to a Demand Registration Request given under Section 5(a)), the Company will, as expeditiously as reasonably possible:

(a) prepare and file with the Commission a registration statement with respect to such Registrable Securities, and use its best efforts to cause such registration statement to become effective and to keep the sellers of Registrable Securities advised in writing of the initiation and progress of proceedings regarding such registration, provided, however, that the Company may discontinue any registration of its securities which is being effected pursuant to Sections 4 or 5 herein at any time prior to the effective date of the registration statement relating thereto (but only to the extent set forth in the proviso contained in Section 4(a));

(b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days(or such longer period as may be required in connection with a Shelf Registration Statement) or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold (but not before the expiration of the 90-day period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; provided, however, that prior to filing with the Commission any such registration statement, prospectus or amendment or supplement thereto, the Company shall furnish copies thereof to counsel for the sellers of Registrable Securities under such registration statement, which document will be subject to reasonably prompt review by such counsel;

(c) furnish to each Investor selling Registrable Securities such number of copies of such registration statement and of each such amendment and supplement thereof (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities by such seller;

(d) use its best efforts to register or qualify such Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller shall request, and do any and all other acts and things which may be necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such selling Investor; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject or subject itself to general taxation in any jurisdiction where it is not then so subject;

(e) immediately notify each Investor selling Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Act within the appropriate period mentioned in clause (b) of this Section 6, of the Company becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and within ten days prepare and furnish to all sellers a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(f) use commercially reasonable efforts to list such Registrable Securities on any securities exchange on which the Company’s equity securities are then listed or quoted, if such Registrable Securities are not already so listed or quoted, and provide an independent transfer agent and registrar for such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

(g) furnish to each Investor selling Registrable Securities covered by such registration statement a signed counterpart, addressed to such seller (and the underwriters, if any) of:

(i) an opinion of counsel for the Company, dated the effective date of such registration statement (or, if such registration involves an underwritten public offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to the Investor selling such Registrable Securities (and the managing underwriter, if any); and

(ii) a “comfort” letter, dated the effective date of such registration statement (or, if such registration involves an underwritten Public Offering, dated the date of the underwriting agreement and a “bring down” letter dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company’s financial statements included in such registration statement, covering such matters with respect to such registration statement as are customarily covered in accountants’ letters delivered to the underwriters in Underwritten Offerings of securities as may reasonably be requested by the Investors selling such Registrable Securities (and the managing underwriter, if any);

(h) Subject to the execution of confidentiality agreements satisfactory in form and substance to the Company in the exercise of its good faith judgment, the Company will give to the Investor selling Registrable Securities, its counsel and accountants (i) reasonable and customary access to its books and records and (ii) such opportunities to discuss the business of the Company with its directors, officers, employees, counsel and the independent public accountants who have certified its financial statements, as shall be appropriate, in the reasonable judgment of counsel, to the Investors selling Registrable Securities, to enable such Investor to exercise its due diligence responsibility; and

(i) in the case of an Underwritten Offering, enter into and perform its obligations under an underwriting agreement in customary form.

The Company may require each Investor selling Registrable Securities as to which any registration is being effected promptly to furnish to the Company (i) an opinion of counsel for such Investor dated the effective date of the registration statement relating to such Investor’s Registrable Securities (or, if such registration involves an underwritten Public Offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to the Company (and the managing underwriter, if any) and (ii) such information regarding the distribution of such Registrable Securities as may be legally required. Such information shall be furnished in writing and shall state that it is being furnished for use in the registration statement.

Each Investor agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in clause (e) of this Section 6, such Investor will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Investor’s receipt of the supplemented or amended prospectus contemplated by clause (e) of this Section 6, and, if so directed by the Company, such Investor will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Investor’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of the Company’s notice. In the event the Company shall give any such notice, the period mentioned in clause (b) of this Section 6 shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to clause (e) of this Section 6 and including the date when each Investor covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by clause (e) of this Section 6.

7. Indemnification.

(a) Indemnification by the Company. The Company hereby agrees to indemnify and hold harmless each Investor owning Registrable Securities which shall have been registered under the Securities Act, and such Investor’s officers, directors, employees and agents and each other Person, if any, who controls such Investor within the meaning of the Securities Act and each other Person (including underwriters) who participates in the offering of such Registrable Securities against any losses, claims, damages, liabilities, reasonable attorneys’ fees, costs or expenses (collectively, the “Damages”), joint or several, to which such Investor or controlling Person or participating Person may become subject under the Securities Act or otherwise, insofar as such Damages (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact made by the Company or its agents contained in any registration statement under which such Registrable Securities are registered under the Securities Act, in any preliminary prospectus or final prospectus contained therein, in any “issuer free writing prospectus” as defined in Rule 433 under the Securities Act relating to such Registrable Securities, or in any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Investor or such controlling Person or participating Person in connection with investigating or defending any such Damages or proceeding; provided, however, that the Company will not be liable in any such case to the extent that any such Damages arise out of or are based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, said preliminary or final prospectus, said issuer free writing prospectus or said amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such Investor or such controlling or participating Person, as the case may be, specifically for use in the preparation thereof; or (ii) an untrue statement or alleged untrue statement, omission or alleged omission in a prospectus if such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the prospectus which amendment or supplement is delivered to such Investor in a timely manner and such Investor thereafter fails to deliver such prospectus as so amended or supplemented prior to or concurrently with the sale of such Registrable Securities to the Person asserting such Damages.

(b) Indemnification by the Investors Holding Registrable Securities Which Are Registered. It shall be a condition of the Company’s obligations under this Agreement to effect any registration under the Securities Act that there shall have been delivered to the Company an agreement or agreements duly executed by each Investor holding Registrable Securities to be so registered, whereby each such Investor agrees to indemnify and hold harmless the Company, its directors, officers, employees and agents and each other Person, if any, which controls the Company within the meaning of the Securities Act against any Damages, severally, but not jointly, to which the Company, or such other Person or such Person controlling the Company may become subject under the Securities Act or otherwise, but only to the extent that such Damages (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such Registrable Securities are registered under the Securities Act, in any preliminary prospectus or final prospectus contained therein, in any “issuer free writing prospectus” as defined in Rule 433 under the Securities Act relating to such Registrable Securities or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which, in each such case, has been made in or omitted from such registration statement, said preliminary or final prospectus, said issuer free writing prospectus or said amendment or supplement in reliance upon, and in conformity with, written information furnished to the Company by such Investor specifically for use in the preparation thereof. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above, with respect to information furnished in writing by such Persons specifically for inclusion in any prospectus or registration statement.

(c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of the commencement of any action or proceeding involving a claim referred to in the preceding paragraphs of this Section 7 (provided the failure of any indemnified party to give such notice shall not relieve the indemnifying party of its obligations under this Section 7 except to the extent of any damages caused solely by such failure), and (ii) unless the indemnified party has been advised by its counsel that a conflict of interest exists or may exist between such indemnified and indemnifying parties under applicable standards of professional responsibility, with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation; provided, however, that no indemnifying party will consent to the entry of any judgment or enter into any settlement (other than for the payment of money only) without the consent of the indemnified party (which consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of the claim, will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest exists or may exist between such indemnified party and any other such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

(d) Contribution. If for any reason the indemnification provided for in the preceding Sections 7(a) or 7(b) is unavailable to an indemnified party in respect of any Damages referred to therein, the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Damages in such proportion as is appropriate to reflect the relative benefits received by, and the relative fault of, the indemnified party and the indemnifying party, as well as any other appropriate equitable considerations; provided, however, that in no event shall the liability of any selling Investor hereunder (whether in respect of indemnification or contribution obligations) be greater in amount than the difference between the dollar amount of the net proceeds received by such Investor upon the sale of the Registrable Securities giving rise to such contribution obligation and all amounts previously contributed by such Investor with respect to such Damages. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of fraudulent misrepresentation.

8. Restrictions on Public Sale by the Company and Others. The Company shall (i) not effect any public sale or distribution of any of its Securities for its own account during the 10-day period prior to, and during the 90-day period beginning on, the effective date of a Registration Statement filed pursuant to Sections 4 or 5, and (ii) use reasonable efforts to cause each holder of Securities purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution of any such securities during such period, including a sale pursuant to Rule 144 under the Securities Act (except as part of such Underwritten Registration, if permitted).

9. Public and Underwritten Offerings.

(a) If any of the Registrable Securities covered by any Incidental Registration that is not also a Demand Registration or S-3 Registration are to be sold in an Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer and underwrite the offering will be selected by the Company. In any Demand Registration or S-3 Registration, such underwriters shall be selected by the Investor initiating such Demand Registration or S-3 Registration.

(b) Notwithstanding anything herein to the contrary, no Person may participate in any Public Offering hereunder unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwritten arrangements approved by the Persons entitled hereunder to approve such arrangement and (b) accurately completes and executes all questionnaires, powers of attorney, indemnities, custody agreements, underwriting agreements and other customary documents required under the terms of such underwriting arrangements; provided, however, that no Investor will be required to provide representations and warranties or indemnities or otherwise become subject to liabilities or obligations in any such underwriting agreement that are not customary for investors of its type in such transaction.

10. Rights in Respect of the Board.

(a) For so long as an Investor beneficially owns in the aggregate at least five percent (5%) of the Company’s issued and outstanding voting securities (the “Threshold Amount”), such Investor shall have the right to designate a representative (the “Representative”) to attend each meeting of the board of directors of the Company (and each meeting of any committee thereof) as a non-voting observer at the Company’s sole expense, whether such meeting is in person or by teleconference; provided that any Representative who attends a meeting of the audit committee must qualify as “independent” from the Company, as such term is defined in Section 303A.02 of the NYSE Listed Company Manual (or any successor provision). The Company shall cause the Representative to be provided with all communications and materials that are provided by the Company or its consultants to the members of such board of directors generally, at the same time and in the same manner that such communications and materials are provided to such members, including all notices, board packages, reports, presentations, minutes and consents. Notwithstanding the foregoing, the Company reserves the right to exclude any Representative attending a meeting of the audit committee from access to any material or portion of a meeting of the audit committee to the extent necessary to allow the Company to refrain from identifying the Representative as a member of the board of directors of the Company or the audit committee in any initial, interim, annual or other affirmation submitted by the Company to the New York Stock Exchange pursuant to Section 303A of the NYSE Listed Company Manual (or any successor provision).

(b) Each Investor agrees that it will not disclose any Confidential Information to any person, provided that Confidential Information may be disclosed (i) to the partners, directors, officers, employees, agents, counsel, advisers and representatives of the Investor or any of its Affiliates, (ii) to the extent required by applicable law, rule or regulation (including to comply with any oral or written questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process to which such Investor is subject) or (iii) if such Investor obtains the prior written consent of the board of directors of the Company.

11. Limitation on Subsequent Registration Rights. From and after the date of this Agreement the Company shall not, without the prior written consent of the Investors, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are equivalent to or more favorable than the registration rights granted to the Investors hereunder, or which would reduce the amount of Registrable Securities the Investors can include in any Registration Statement filed pursuant to Section 5 hereof, unless such rights are subordinate to those of the Investors.

12. Miscellaneous.

(a) Amendment; Waiver. No amendment, modification or discharge of this Agreement, and no waiver hereunder, shall be valid or binding unless set forth in a writing specifically referring to this Agreement and signed by each Investor and the Company. No failure or delay in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege under this Agreement.

(b) Addresses and Notices. Except as otherwise expressly provided herein, all notices, requests, claims, demands and other communications hereunder shall be in writing and shall be personally delivered or sent by overnight delivery by reputable delivery service or courier, or by facsimile (confirmed with a copy sent by one of the aforementioned methods), to the intended Party at the address or facsimile number of such Party set forth below or at such other address or facsimile number as shall be designated by such Party in a written notice to the other Party hereto. All such notices, requests, claims, demands and other communications shall be deemed to have been delivered and received (i) when delivered personally to the recipient, (ii) upon transmission by facsimile if received during normal business hours of the recipient and, if not, the next Business Day after transmission, as evidenced by confirmation of transmission from the sender’s facsimile machine or (iii) on the date of delivery set forth in the applicable proof of delivery if sent by reputable delivery service or courier.

If to the Company:

Edgen Group, Inc.

18444 Highland Road

Baton Rouge, LA 70809

Attn: Chief Executive Officer

Fax:

If to EM II LP:

Edgen Murray II, L.P.

c/o Jefferies Capital Partners

520 Madison Avenue

12th Floor

New York, NY 10022

Attention:    Nicholas Daraviras

Telephone:  (212) 284-1700

Fax:             (212) 284-1717

If to B&L:

Bourland & Leverich Holdings, LLC

c/o Jefferies Capital Partners

520 Madison Avenue

12th Floor

New York, NY 10022

Attention:    Nicholas Daraviras

Telephone:  (212) 284-1700

Fax:             (212) 284-1717

(c) Further Action. Each Party agrees to execute and deliver all such documents and take or refrain from taking all such actions as may be reasonably requested by the other Party in furtherance of the purposes of this Agreement.

(d) Binding Nature; Successors and Assigns; Appointment of Representative.

(i) This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns and executors, administrators and heirs. The Company may not assign, delegate, transfer or otherwise dispose of any of its rights or obligations under this Agreement in whole or in part without, in each case, obtaining the prior written consent of the Investors (which consent may be withheld in the sole discretion of the Investors). The Investors may from time to time assign, delegate, transfer or otherwise dispose of any of its rights or obligations under this Agreement in whole or in part to any one or more Persons without consent. If an Investor makes any such assignment, delegation, transfer or other disposition, it shall have the right to specify the extent thereof and any terms or conditions applicable thereto, including limitations on transfer, assignment or exercise of rights under this Agreement and assignment of rights as to payment but reservation as to other rights. Each Party agrees that each Investor shall have the right to appoint a representative to perform any of the rights or obligations of such Investor under this Agreement or designate a process for appointing and removing such a representative. The Company shall not be required to recognize any purported assignee, delegatee or transferee as such unless such purported assignee, delegatee or transferee provides the Company with evidence reasonably satisfactory to the Company of the assignment, delegation or transfer to such purported assignee, delegatee or transferee.

(ii) The Company agrees not to consummate a merger, consolidation or sale or other disposition (whether by asset sale, equity sale, statutory division, merger or otherwise, and whether in one or more transactions) of all or substantially all of its assets (a “Sale Transaction”) without first delivering to the Investors a written agreement of the surviving, resulting, successor or transferee Person that such Person shall be bound by the terms of this Agreement and that provides that the Investors are intended third-party beneficiaries of such agreement. If the Company delivers such an agreement, then, notwithstanding the second sentence of this Section 11(d), it shall be permitted to consummate the applicable Sale Transaction.

(iii) A reference to any party to this Agreement or another agreement or document includes the party’s successors and permitted assigns.

(iv) Any purported assignment, delegation, transfer or other disposition in violation of this Section 11(d) shall be void and unenforceable ab initio.

(e) No Third Party Beneficiaries. Except as expressly set forth in Section 11(d), nothing in this Agreement, express or implied, is intended to or shall confer upon anyone other than the Parties and their respective successors and permitted assigns any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

(f) Interpretation. Unless expressly provided for elsewhere in this Agreement, this Agreement shall be interpreted in accordance with the following provisions:

(i) Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine, or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

(ii) Any headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

(iii) All references in this Agreement to articles, sections or subdivisions thereof shall refer to the corresponding article, section or subdivision thereof of this Agreement unless specific reference is made to such articles, sections, or subdivisions of another document or instrument.

(iv) The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified.

(v) The word “including” shall mean including without limitation.

(vi) The word “or” will have the inclusive meaning represented by the phrase “and/or”.

(vii) No presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

(viii) The rights and remedies under this Agreement are cumulative and are in addition to and not in substitution for any other rights and remedies available at law or in equity or otherwise.

(ix) Whenever the context may require, any pronouns used herein shall be deemed also to include the corresponding neuter, masculine or feminine forms.

(g) Severability. If any provision of this Agreement is illegal, invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law: (i) the other provisions hereof will remain in full force and effect in such jurisdiction and will be liberally and equitably construed in order to carry out as nearly as possible the purpose and intent of this Agreement; (ii) the illegality, invalidity or unenforceability of any such provision in such jurisdiction will not affect the legality, validity or enforceability of such provision in any other jurisdiction; and (iii) in lieu of each such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible so as to be enforceable to the maximum extent compatible with applicable law.

(h) Integration. This Agreement, together with the Exchange Agreements, constitutes the entire agreement and supersedes any and all other prior agreements and undertakings, both written and oral, between any of the Parties with respect to the subject matter hereof.

(i) Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal law of the State of Delaware applicable to contracts entered into and to be performed entirely within the State of Delaware by citizens of the State of Delaware, without giving effect to conflicts of laws provisions or any other principles or rules that would require or permit the application of the laws of any other jurisdiction.

(j) Submission to Jurisdiction; Waiver of Jury Trial. To the fullest extent permitted by applicable law, each of the Parties hereby irrevocably and unconditionally (i)

submits, for itself and its property, to the exclusive jurisdiction of the Court of Chancery of the State of Delaware or, if such court is unavailable, any state or federal court located in Wilmington, Delaware, as well as to the appellate jurisdiction of all courts to which an appeal may be taken from such courts, in any action, suit, proceeding or claim arising out of or relating to this Agreement or the transactions contemplated hereby, including the validity, negotiation, execution, interpretation, performance or non-performance of this Agreement, (ii) agrees that all claims in respect of any such action, suit, proceeding or claim shall be brought, heard and determined exclusively in such courts, (iii) agrees that such for a have a reasonable relation to this Agreement, and to the relationship of the Parties with one another; (iv) waives and agrees not to assert any objection that it may now or hereafter have to the laying of venue of any action, suit, proceeding or claim arising out of or relating to this Agreement or the transactions contemplated hereby in any such court, (v) consents to the service of any and all process in any such action, suit, proceeding or claim by the mailing of copies of such process to such Person at its address specified herein or in any other manner permitted by applicable law, (vi) waives to the fullest extent permitted by applicable law any and all rights to a trial by jury in connection with any such action, suit, proceeding or claim, (vii) agrees that a final judgment in any such action, suit, proceeding or claim shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law, and (viii) agrees that performance under this Agreement shall continue if reasonably possible during any such action, suit, proceeding or claim.

(k) Counterparts. This Agreement may be executed and delivered in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by facsimile or other electronic transmission will be as effective as physical delivery of a manually executed counterpart hereof.

(l) Remedies. The Parties hereto acknowledge that the rights of each Party hereunder are unique and recognizes and affirms that in the event of a breach or threatened breach of this Agreement by any Party, money damages may be inadequate and the non-breaching Party may have no adequate remedy at law. Accordingly, in the event of a breach or a threatened breach by any Party to this Agreement of its obligations hereunder, any Party injured or to be injured by such breach, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement, it being agreed by the Parties that the remedy at law, including monetary damages, for breach of such provision will be inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived. The Parties agree that such non-breaching Party shall have the right, in addition to any other rights and remedies existing in its favor at law or in equity, to enforce its rights and the other Party’s obligations hereunder not only by an action or actions for damages but also by an action or actions for specific performance, injunctive or other equitable relief (without posting of bond or other security). Each Party waives and agrees not to assert the defense of adequate remedy at law and further agrees that the only permitted objection that it may raise in response to any action for equitable relief is that it contests the existence of a breach or threatened breach of this Agreement.

(m) Current Public Information. At all times after the Company has filed a registration statement with the Commission pursuant to the requirements of either the Securities Act or the Exchange Act, and as long as the Investors shall hold any Registrable Securities, the Company will file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, and will take such further action as any Investor may reasonably request, all to the extent required to enable such Investors pursuant to Rule 144 under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Commission.

(n) Recapitalization, Exchange, Etc. Affecting the Company’s Securities. The provisions of this Agreement shall apply, to the full extent set forth herein, with respect to any and all Securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for, or in substitution of, the Securities, including without limitation in connection with a reorganization and a recapitalization, and shall also apply to the entity resulting from a reorganization or recapitalization that is the issuer of such Securities.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be signed as of the date first above written.

COMPANY

EDGEN GROUP INC.

By:
Name:
Title:

Signature Page – Investors and Registration Rights Agreement

INVESTORS

EDGEN MURRAY II, L.P.

By:
Name:
Title:

BOURLAND & LEVERICH HOLDINGS LLC

By:
Name:
Title:

Signature Page – Investors and Registration Rights Agreement